UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2008

GENPACT LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	333-142875	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street
Hamilton HM, Bermuda
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (441) 295-2244

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On March 19, 2008, Genpact Limited issued a press release announcing its financial results for the three months and year ended December 31, 2007.  Genpact is furnishing this 8-K pursuant to item 2.02, “Results of Operations and Financial Condition.”  A copy of this press release, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 99.1	Press release dated March 19, 2008

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: March 19, 2008	By:	/s/ Victor Guaglianone
	Name:	Victor Guaglianone
	Title:	Senior Vice President
and General Counsel

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated March 19, 2008